SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 2, 2007

Chinese Manufacturers Online Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

115 Route 46 West, Suite B-12
Mountain Lakes, NJ 07046
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

973-299-9888
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On July 2, 2007 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Guoyou Lin purchased a total of 100,000 shares of the issued and outstanding common stock of 4308, Inc. (the "Company") from Michael Raleigh, the sole officer, director and shareholder of the Company, for an aggregate of $32,500 in cash. The total of 100,000 shares represented all of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Lin used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of June 21, 2007 Guoyou Lin was appointed Chairman of the Board of Directors and President of the Company.

o
Michael Raleigh then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective June 21, 2007

In connection with the change in control, we changed our executive offices to 115 Route 46 West, Suite B-12 Mountain Lakes, NJ07046.  Previously a blank check company, we will change our business plan to internet marketing.  We plan to specialize in introducing and marketing Chinese manufacturers and their products to the international market.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Michael Raleigh resigned as a member of the Company's Board of Directors effective as of July 2, 2007. Michael Raleigh also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective July 2, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Guoyou Lin was appointed as the Company’s Chairman of the Board and President effective July 2, 2007.

Mr. Guoyou Lin, Chairman & President

Mr. Lin, age 43, has been devoting himself to promoting and developing Chinese manufacturing for 3 years.  Prior to joining 4308, Inc., Mr. Lin spent many years in the business of food packaging at Chang Lian Enterprise Ltd. in Shenzhen, China from 1997 to 2003.  In 2004, Mr. Lin established Shenzhen China Makers Information Technology Co., Ltd. Located in Shenzhen, China, this company is to promote the information development and globalization of Chinese manufacturers.  In 2004, Mr. Lin founded the Association of Chinese Manufacturer, a non profit organization, serving Chinese manufactures through uniformed database and related services.  Mr. Lin earned is pursuing MBA degree program at Beijing People University starting from 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
10.1	Stock Purchase Agreement signed July 2, 2007 between Michael Raleigh and Guoyu Lin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chinese Manufacturers Online Corp.

By:	/s/ Guoyou Lin
Guoyou Lin Chairman and President

Dated: July 4, 2007